          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Woronoco Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                            Woronoco Bancorp, Inc.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
               N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
               N/A
(5)  Total fee paid:
               N/A
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
               N/A
--------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
               N/A
--------------------------------------------------------------------------------
(3)  Filing party:
               N/A
--------------------------------------------------------------------------------
(4)  Date filed:
               N/A
--------------------------------------------------------------------------------

                     [Woronoco Bancorp, Inc. Letterhead]

                                March 20, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Woronoco Bancorp, Inc. The meeting will be held at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts, on Wednesday, April 26, 2000, at 10:00 a.m., local time.

     The notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                        Sincerely,



                                        /s/ Cornelius D. Mahoney
                                        Cornelius D. Mahoney
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                            WORONOCO BANCORP, INC.
                                31 Court Street
                        Westfield, Massachusetts 01085
                                (413) 568-9141
--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On April 26, 2000

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Woronoco Bancorp, Inc. (the "Company") will be held at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts, on Wednesday, April 26, 2000, at 10:00 a.m., local time, for the following purposes:

     1.   To elect four directors to serve for a term of three years;

     2. To ratify certain amendments to the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan;

     3. To ratify the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2000; and

     4. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Stockholders of record at the close of business on February 29, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Terry J. Bennett
                                        Terry J. Bennett
                                        Corporate Secretary

Westfield, Massachusetts
March 20, 2000


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      OF
                            WORONOCO BANCORP, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                April 26, 2000

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Woronoco Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company. The Company is the holding company for Woronoco Savings Bank ("Woronoco Savings" or the "Bank"). The Annual Meeting will be held at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts on Wednesday, April 26, 2000, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about March 20, 2000.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on February 29, 2000. As of the close of business on that date, a total of 5,698,860 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, in no event shall any record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, be entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the amendments to the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan") and the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes cast on each matter. Shares underlying broker non-votes, shares held in excess of the 10% limit and abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you by the Company's Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company"s Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" ratification of certain amendments to the Incentive Plan and "FOR" ratification of Wolf & Company, P.C. as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement.

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting and will be paid a fee of $6,500, including out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

     The following table provides information as of February 29, 2000, with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company"s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                         Number of Shares     Percent of Common
Name and Address                              Owned           Stock Outstanding
----------------                        -------------------  -------------------
Wellington Management Company, LLP           580,750                 10.2%
75 State Street
Boston, Massachusetts 02109

Woronoco Savings Bank Employee Stock
Ownership Plan and Trust (the "ESOP")        479,908(1)               8.4%
31 Court Street
Westfield, Massachusetts 01085

Woronoco Savings Charitable Foundation       444,360(2)               7.8%
(the "Foundation")
31 Court Street
Westfield, Massachusetts 01085

First Financial Fund, Inc.                   382,150                  6.7%
Gateway Center Three
100 Mulberry Street, 9/th/ Floor
Newark, New Jersey  07102

________________________
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP Trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of February 29, 2000, 39,992 shares have been allocated to participants' accounts and 439,916 shares remain unallocated under the ESOP.
(2) The Foundation was established and funded in connection with the Bank's conversion to stock form on March 19, 1999. Pursuant to the terms of the contribution of common stock, as mandated by the Federal Deposit Insurance Corporation (the "FDIC") and the Massachusetts Commissioner of Banks, all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of February 29, 2000. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                             Number of Shares
                                                          Number of            That May Be
                                                           Shares            Acquired Within         Percent of
                                                            Owned               60 Days By          Common Stock
                      Name                           (excluding options)    Exercising Options     Outstanding (1)
--------------------------------------------------   --------------------  ---------------------  ------------------
James A. Adams...................................           12,544                   --                    *
William G. Aiken.................................            9,044                   --                    *
Paul S. Allen....................................           42,445                   --                    *
Agostino J. Calheno..............................           41,095                   --                    *
Francis J. Ehrhardt..............................            9,544                   --                    *
Joseph M. Houser, Jr.............................            7,544                   --                    *
Joseph P. Keenan.................................           26,744(2)                --                    *
Cornelius D. Mahoney.............................           74,655                   --                  1.3%
Debra L. Murphy..................................           45,203                   --                    *
Richard L. Pomeroy...............................            8,044                   --                    *
Ann V. Schultz...................................            9,644(3)                --                    *
Norman H. Storey.................................           11,544                   --                    *
D. Jeffrey Templeton.............................           11,544                   --                    *
Paul Tsatsos.....................................           11,344                   --                    *

All Executive Officers and
   Directors as a Group (14 persons)                       291,387                   --                  5.1%

______________________________________
* Less than 1% of shares outstanding
(1) Based on 5,698,860 Company common stock outstanding and entitled to vote as of February 29, 2000.
(2)  Includes 20,000 shares owned by Dr. Keenan's spouse.
(3) Includes 3,100 shares held in a trust for which Ms. Schultz serves as trustee.

--------------------------------------------------------------------------------

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

--------------------------------------------------------------------------------

     The four nominees proposed by the Board of Directors for election as director were unanimously adopted by the Nominating Committee of the Board of Directors. None of the nominees are being proposed pursuant to any agreement or understanding between any of them and the Company.

     Certain amendments to the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan are being presented to Stockholders for ratification. See Proposal 2 for more information. Directors, officers and employees of the Company and the Bank were granted stock awards and options under the Incentive Plan.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Company's Board of Directors consists of twelve members and is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are James A. Adams, Francis J. Ehrhardt, Cornelius D. Mahoney and D. Jeffrey Templeton, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     The following table sets forth certain information regarding the nominees for election at the meeting, as well as information regarding those directors continuing in office after the meeting.

                                                                             Year First
                                                                              Elected                     Term to
                                                    Age (1)                 Director (2)                   Expire
                                                   ----------              ---------------               -----------
                                                  BOARD NOMINEES

James A. Adams......................                  76                        1962                        2003
Francis J. Ehrhardt.................                  72                        1979                        2003
Cornelius D. Mahoney................                  55                        1986                        2003
D. Jeffrey Templeton................                  58                        1988                        2003

                                          DIRECTORS CONTINUING IN OFFICE

William G. Aiken....................                  59                        1983                        2002
Paul S. Allen.......................                  79                        1975                        2002
Joseph M. Houser, Jr................                  61                        1983                        2002
Joseph P. Keenan....................                  51                        1991                        2001
Richard L. Pomeroy..................                  72                        1986                        2001
Ann V. Schultz......................                  65                        1991                        2001
Norman H. Storey....................                  53                        1987                        2002
Paul Tsatsos........................                  52                        1995                        2001

________________
(1)  As of February 29, 2000.
(2) Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors also serves as a director of the Bank.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

Board Nominees

     James A. Adams is president and funeral director of Adams Funeral Service, Inc., located in Westfield, Massachusetts.

     Francis J. Ehrhardt is a manager of commercial real estate and a general contractor.

     Cornelius D. Mahoney joined Woronoco Savings Bank in 1975 after five years at First Hawaiian Bank, Honolulu, Hawaii. He became President and Chief Executive Officer of the Bank in 1986. He is past Chairman of America's Community Bankers, past Chairman of the Massachusetts Bankers Association and a former Director of the Federal Home Loan Bank of Boston. Mr. Mahoney holds an MBA from Western New England College.

     D. Jeffrey Templeton is the owner and President of The Mosher Company, Inc. of Chicopee, Massachusetts, a manufacturer of buffing and polishing compounds, abrasive slurries and distributor of related grinding, polishing and lapping machinery.

Directors Continuing in Office

     William G. Aiken has been a pharmacy manager with Super Foodmart Pharmacy since September 1997. From 1990 to September 1997, Mr. Aiken was the pharmacy manager of Brooks Drug.

     Paul S. Allen is a retired certified public accountant. He maintained a practice as Paul S. Allen, sole proprietorship, for almost fifty years before his retirement in 1996.

     Joseph M. Houser, Jr. has been a self-employed certified public accountant for the past twenty-nine years and a consultant with Data Results, Inc. for the past eight years.

     Joseph P. Keenan has been a self-employed physician for over 20 years.

     Richard L. Pomeroy was the owner of and an insurance agent with Pomeroy Insurance, Inc. until his retirement in 1987.

     Ann V. Schultz is retired and previously served as a vice president of the Bank from 1987 to 1990.

     Norman H. Storey has been a real estate broker and owner of Storey Real Estate for over 30 years. In addition, Mr. Storey has been a reserve police officer for over 30 years and Justice of the Peace for the past nine years within the Commonwealth of Massachusetts.

     Paul Tsatsos is a self-employed certified public accountant.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company meets at least on a quarterly basis and may have additional meetings as needed. The Board of Directors of the Bank generally meets on a monthly basis and may have additional meetings as needed. During 1999, the Board of Directors of the Company held 12 meetings. The Board of Directors of the Bank held 14 meetings during 1999. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company during 1999 consisted of Messrs. Allen, Templeton and Tsatsos. The purpose of the Audit Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. This Committee is also responsible for supervising the Company's internal auditor and engaging the Company's external auditor. The Audit Committee met two times in 1999.

     Compensation Committee. The Compensation Committee during 1999 consisted of Messrs. Ehrhardt, Templeton, Aiken and Mahoney. This Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met once in 1999.

     Nominating Committee. The Company's Nominating Committee for the 2000 Annual Meeting consisted of Messrs. Pomeroy and Tsatsos and Ms. Schultz. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on February 16, 2000.

Directors' Compensation

     Currently, the Bank provides all non-employee Directors and the clerk of the Bank with an annual retainer of $8,000 and a fee of $600 for all regular monthly and special meetings attended. Members of Board committees of the Bank receive a fee of $300 for each meeting attended, except that no such committee member may receive committee fees which aggregate more than $1,800. In addition, each committee chairperson receives an annual retainer of $2,000. The Company does not pay separate fees for service on its Board of Directors.

     The Bank currently sponsors the Trustee Indexed Fee Continuation Plan (the "Trustee Plan") for members of its Board of Directors. The Trustee Plan provides an annual retirement benefit to each Director upon the Director's retirement from the Board. To qualify for benefits under the Trustee Plan, a director must be 65 years old and have completed ten years of continuous service with the Board at the time of his or her retirement. If the director has completed at least five but less than ten continuous years of service with the Board at the time of retirement, his or her benefits will be reduced. The retirement benefit provided to each director is based on an indexed formula, which is tied to the earnings on a specific life insurance policy. The Bank has funded the Trustee Plan through the purchase of split-dollar life insurance on the lives of the directors. The life insurance is designed to offset annual expenses associated with the Trustee Plan. The Bank generally expects to offset all of the expenses of the Trustee Plan during the life of each director, and recover all of the plan's costs at the director's death.

     Incentive Plan. Under the Incentive Plan which was adopted by the Company's stockholders on October 6, 1999, each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Bank received non-statutory stock options to purchase 16,361 shares of the common stock at an exercise price of $9.69, the fair market value of the common stock on October 27, 1999, the date the option was granted, and stock awards for 6,544 shares (collectively, "Directors' Awards"). The Directors' Awards initially granted under the Incentive Plan vest equally over a five-year period, beginning on October 27, 2000. The vesting of each Directors' Awards immediately accelerates upon the death or disability of a director. The Board of Directors also has amended the Incentive Plan to provide for the acceleration or modification of vesting of the Directors' Awards upon a change in control of the Company or the Bank and to provide the Committee administering the Plan with the discretion to accelerate the Directors' Awards upon a participant's retirement. See Proposal 2 for more information.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the chief executive officer and all other executive officers of Woronoco Savings who received salary and bonus of $100,000 or more during the year ended December 31, 1999.

                                                                                        Long-Term Compensation
                                                                                       -------------------------
                                                           Annual Compensation                  Awards
                                                     -------------------------------   -------------------------
                                                                            Other                   Securities
                                                                            Annual     Restricted   Underlying     All Other
                                                                         Compensation  Stock Awards Options/SARs  Compensation
Name and Principal Positions                  Year   Salary($) Bonus($)     ($)(1)       ($)(2)       (#)(3)        ($)(4)
----------------------------                  ----   --------- --------  ------------  ------------ ------------  ------------
Cornelius D. Mahoney.....................     1999   $ 225,577 $ 43,240  $      --     $    580,126      149,971  $     18,992
  President and Chief Executive officer       1998     188,000   32,300                          --           --         1,950
                                              1997     170,000   32,200                          --           --         1,572

Agostino J. Calheno......................     1999   $ 120,000 $ 18,886  $      --     $    348,682       89,983  $     17,347
   Senior Vice President - Lending            1998      99,400   18,012         --               --           --         1,621
                                              1997      94,800   17,940                          --           --            --

Debra L. Murphy..........................     1999   $ 120,000 $ 18,886  $      --     $    348,682       89,983  $     17,282
   Senior Vice President and Treasurer        1998      99,400   18,012         --               --           --         1,599
                                              1997      94,800   17,940         --               --           --            --

___________________
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) Includes 59,884, 35,993 and 35,993 shares of restricted stock granted to Messrs. Mahoney and Calheno, and Ms. Murphy, respectively, under the Incentive Plan. The dollar amounts set forth in the table represent the market value on the date of the grant of the shares. The restricted stock awards vest in five equal annual installments commencing on October 27, 2000, the first anniversary of the awards. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to unaccumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. As of December 31, 1999, the market values of the shares subject to the restricted stock awards held by Messrs. Mahoney and Calheno, and Ms. Murphy were $580,126, $348,682 and $348,682, respectively.

(3) Includes stock options granted pursuant to the Incentive Plan during fiscal year 1999. See "Option Grants in Last Fiscal Year" table for discussion of options granted under the Incentive Plan.

(4) Consist of employer contributions to Woronoco Savings' 401(k) plan of $0, $4,265, $4,249 and ESOP allocations with a market value of $14,719, $13,082 and $13,033 for Messrs. Mahoney and Calheno, and Ms. Murphy, respectively. Also includes $2,210 attributable to the benefit of Mr. Mahoney pursuant to a split dollar life insurance arrangement and the reimbursement of $2,063 in income taxes for Mr. Mahoney.

          Employment Agreements. The Bank and the Company entered into employment agreements with Messrs. Mahoney and Calheno and Ms. Murphy (individually, the "Executive"). The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above referenced officers.

          The employment agreements provide for three-year terms. Each employment agreement with the Bank provides that commencing on the first anniversary date and continuing each anniversary thereafter the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless notice of non-renewal is given by the Bank"s Board of Directors after conducting a performance evaluation of the Executive. Each agreement with the Company provides for a three year term which extends automatically on a daily basis, unless written notice of non-renewal is given by the Company or the Executive. The employment agreements provide that the Executive's base salary will be reviewed annually. The base salaries which currently are in effect for such employment agreements for Messrs. Mahoney and Calheno and Ms. Murphy are $275,000, $130,000 and $130,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel. The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank and the Company after a: (1) failure to re-elect the Executive to his/her current offices; (2) material change in the Executive's functions, duties or responsibilities; (3) relocation of the Executive's principal place of employment by more than 25 miles; (4) reduction in the benefits and perquisites being provided to the Executive in the employment agreement; (5) liquidation or dissolution of the Bank or the Company; or (6) breach of the employment agreement by the Bank or the Company, the Executive or, if the Executive dies, his/her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive for the remaining term of the employment agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and/or pay for the Executive's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon the occurrence of one of the events described above under the employment agreements, the Executive is subject to a covenant not to compete with the Company and the Bank for one year.

     Under the employment agreements, if voluntary (in connection with reasons stated in the agreements) or involuntary termination follows a change in control of the Bank or the Company, the Executive or, if the Executive dies, his/her beneficiary, would be entitled to a severance payment equal to the greater of:
(1) the payments due for the remaining terms of the agreement; or (2) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Even though both the Bank and Company Employment Agreements provide for a severance payment if a change in control occurs, the Executive would not receive duplicative payments or benefits under the agreements.

     Payments and benefits provided for under the employment agreements or otherwise in the event of a change in control may constitute a "parachute payment" for federal income tax purposes, resulting in the possible obligation of a federal excise tax payment by the covered executive. In such case, under the employment agreements with the Company, the Company is obligated to pay to the Executive an amount so as to enable the Executive to retain the economic value of the payments she/he would have retained had she/he not been subject to such excise tax.

     Payments to the Executive under the Bank's employment agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent legally allowable. If a change in control of the Bank or the Company occurred on December 31, 1999, the total amount of payments due under the employment agreements, based solely on the base salaries of the officers who will receive employment agreements excluding any benefits under any employee benefit plan which may be payable, would equal approximately $1.6 million.

     Pension Plan. The Bank also maintains a tax-qualified defined benefit pension plan for its employees (the "Pension Plan"). Generally, eligible employees of the Bank begin participating in the Pension Plan upon the completion of one "Year of Service" (as defined in the Pension Plan) and the attainment of age twenty-one. The Bank makes contributions to the Pension Plan sufficient to fund benefits determined according to a formula set forth in the plan. A participant's accrued benefit under the Pension Plan is actuarially determined based on the participant's compensation (as described in the plan) and the participant's service with the Bank. A participant becomes eligible for a full benefit upon attainment of his normal retirement age (age 65). The Pension Plan also provides a reduced early retirement benefit for participants who retire between the ages of 55 and 65. Participants generally become vested in their accrued benefits under the Pension Plan upon completing 3 years of service or age sixty-two, if earlier.

     The table below reflects the annual pension benefit payable to a participant in the Pension Plan, assuming various levels of compensation and years of service credited as of the participant's normal retirement age. As of December 31, 1999, Messrs. Mahoney and Calheno, and Ms. Murphy had 24, 7 and 11 years of service with the Bank for purposes of the Pension Plan.

                                         Years of Credited Service
                       -----------------------------------------------------------
           Average
            Anual
          Earnings(1)      15          20         25           30         35
          -----------  ----------- ----------- ----------  ----------- -----------
          $  50,000      $11,649     $15,532    $19,415     $23,298      $23,298
             75,000       18,962      25,282     31,603      37,923       37,923
            100,000       26,274      35,032     43,790      52,548       52,548
            125,000       33,587      44,782     55,978      67,173       67,173
            150,000       40,899      54,532     68,165      81,798       81,798
            175,000       43,824      58,432     73,040      87,648       87,648
            200,000       43,824      58,432     73,040      87,648       87,648
            250,000       43,824      58,432     73,040      87,648       87,648
            300,000       43,824      58,432     73,040      87,648       87,648
            350,000       43,824      58,432     73,040      87,648       87,648
            400,000       43,824      58,432     73,040      87,648       87,648

_______________________

           (1) For 1999, Section 401(a)(17) of the Internal Revenue Code limited the amount of compensation the Bank may consider in computing benefits under the Pension Plan to $160,000. The limit for 2000 has been increased to $170,000.

     Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as a Supplemental Executive Retirement Plan (the "SERP") for Messrs. Mahoney and Calheno and Ms. Murphy. The SERP provides benefits to eligible individuals (designated by the Board of Directors of the Bank or its affiliates) that cannot be provided under the ESOP as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the ESOP but for such limitations. Messrs. Mahoney and Calheno and Ms. Murphy received no SERP benefit for the fiscal year ended December 31, 1999. In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Internal Revenue Code, the SERP also makes up benefits lost in the event of a change in control of the Company or the Bank prior to the repayment of the loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Bank or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP had he remained employed throughout the term of the ESOP or had the ESOP not been terminated before the scheduled repayment of the ESOP loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the SERP will generally become payable upon the participant's retirement (in accordance with the standard retirement policies of the Bank), upon the change in control of the Bank or the Company, or as determined under the ESOP.

     Split Dollar Life Insurance Arrangement. In 1995, the Bank established a split-dollar life insurance arrangement for Mr. Mahoney primarily to restore retirement benefits lost under the Pension Plan due to limitations imposed by the Internal Revenue Code. Under the terms of the arrangement, the Bank pays the premiums on the life insurance policy, which is owned by Mr. Mahoney. Upon Mr. Mahoney's death, or upon liquidation of the policy's cash surrender value, the Bank will recover all of the payments it made with respect to the policy. In connection with the split-dollar arrangement, the Bank also agreed to reimburse Mr. Mahoney each year for the tax obligations arising from any federal or state taxable income he recognizes as a result of the reportable economic benefit of the arrangement and as a result of the Bank's reimbursement for such tax liabilities.

     Incentive Plan. The Company's stockholders adopted the Incentive Plan on October 6, 1999. It provides discretionary awards of options to purchase common stock and awards of restricted common stock (collectively, "Awards") to officers, directors and employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to the Named Executive Officers for fiscal year 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                                                       Option Grants in Last Fiscal Year

                                                                Individual Grants
                           ------------------------------------------------------------------------------------------
                            Number of
                           Securities      % of Total
                           Underlying       Options
                            Options        Granted to       Exercise or
                            Granted       Employees in      Base Price         Expiration            Grant Date
Name                       (#)(1)(2)      Fiscal Year        Per Share           Date (3)         Present Value (4)
----                       -----------   --------------    -------------  --------------------  ---------------------
Cornelius D. Mahoney......   149,971           37.7%            $9.69        October 27, 2009         $629,878
Agostino J. Calheno.......    89,983           22.6              9.69        October 27, 2009          377,929
Debra L. Murphy...........    89,983           22.6              9.69        October 27, 2009          377,929

_______________________

(1) Options granted under the Incentive Plan become exercisable in five equal annual installments commencing on October 27, 2000, provided, however, options will be immediately exercisable in the event the optionees terminate employment due to death or disability. The Board of Directors has amended the Incentive Plan to provide for the acceleration of vesting of the options upon a change in control of the Company or the Bank and to provide the Committee administering the Plan with the discretion to accelerate the vesting of options upon a participant's retirement. See Proposal 2 for more information.
(2) The purchase price equals the fair market value of the stock on the date the option was granted and generally may be made in whole or in part in cash or common stock.
(3)  The option term is ten years.
(4) The estimated present value of the options granted during fiscal year 1999 have been calculated using the Black-Scholes option pricing model, based on the following assumptions: estimated time until exercise of 10 years; a risk-free interest rate of 6.45%, representing the interest rate of the Constant Maturity Treasury Bill index as of December 31, 1999 with a maturity corresponding to the estimated time until exercise; a volatility rate of 14.86%; and a dividend yield of 0.54%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

          The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

                                            Fiscal Year-End Option Value

                                    Number of Securities
                                   Underlying Unexercised                   Value of Unexercised
                                     Options at Fiscal                      In-the-Money Options
                                       Year-End(#)(1)                     at Fiscal Year-End($)(2)
                             --------------------------------        -------------------------------
Name                         Exercisable        Unexercisable        Exercisable       Unexercisable
----                         ----------         -------------        --------------    -------------
Cornelius D. Mahoney........     --                 149,971               $  --             $ --
Agostino J. Calheno.........     --                  89,983                  --               --
Debra L. Murphy.............     --                  89,983                  --               --

_______________________

(1) The options in this table have an exercise price of $9.69 per share.
(2) The price of the common stock on December 31, 1999 was $9.69 per share.

Executive Compensation

     The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company"s Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     Compensation Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executives of the Bank and are compensated by the Bank. The members of the Compensation Committee are three non-employee members of the Board of Directors and Mr. Mahoney, the President and Chief Executive Officer of the Company and the Bank. Mr. Mahoney only provides input and advice as to executive compensation for members of the senior management team other than himself. The compensation decision for senior officers is developed with the assistance of Thomas Warren & Associates Inc. ("Warren"), a Massachusetts-based company that specializes in compensation analysis, salary administration programs and appraisal systems.

     All decisions by the Compensation Committee relating to compensation affecting senior officers of the Bank are reviewed and approved by the full Board of Directors. The Committee meets at least annually to review and make recommendations to the Board of Directors regarding the compensation of the Chief Executive Officer and other senior management members. The decisions made by the Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain goals. Set forth below are certain considerations taken into account in determining compensation for executive officers.

     Base Salaries. In determining base salaries for the Chief Executive Officer and other executive officers, the Committee reviews comparative compensation levels to ensure that base salaries are competitive with financial institutions similar in size, locale and profile in order that the Bank attract and retain highly skilled personnel.

     The Bank utilizes the services of Warren to provide an ongoing, independent analysis to ensure the appropriateness of executive compensation. Warren"s salary data is based upon a survey of financial institutions engaged in comparable activities and of similar size. The Committee relies upon the market salaries as indicated by the Warren Report in determining appropriate salary adjustments and ranges.

     Bonus Awards. Bonus compensation for executive officers generally consists of cash awards. The Committee grants cash bonuses to senior management in consultation with Warren, who advises on awards at comparable institutions and then the Committee reviews performance in the areas of profitability, long-term planning goals and other factors regarding individual performance and accomplishments.

     Stock Based Compensation. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. On October 6, 1999, the Company's stockholders approved the Incentive Plan. The executive officers and certain key employees received grants and awards of common stock and options to purchase common stock which vest in five equal installments beginning on October 27, 2000. The exercise price of options granted was the market value of the common stock on the date of the grants. The value of this component of compensation increases as the common stock of the Company appreciates in value. The specific grants and awards for the named executive officers are reflected in the Summary Composition Table.

     Compensation of the Chief Executive Officer. The Board of Directors approved a base salary for the Chief Executive Officer for the year 1999 of $215,000 which represented a 14.4% increase from the base salary provided in 1998. The salary was based on the overall performance of the Bank, the complexity of its operations and the tenure of Mr. Mahoney, who has been President and Chief Executive Officer since 1986. The Committee also approved a bonus of $43,420 payable in 1999 for 1998 performance. In arriving at the bonus amount, the Committee considered input from Warren, the Bank's financial performance and other long-term business planning benchmarks.

                        Compensation Committee

                          Francis J. Ehrhardt
                         D. Jeffrey Templeton
                           William G. Aiken
                         Cornelius D. Mahoney

     Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank.

     None of the members of the Company's Compensation Committee is an officer or employee of the Company, except for Mr. Mahoney, who presently serves as Chairman of the Board, President and Chief Executive Officer of the Company and the Bank.

--------------------------------------------------------------------------------

                            STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the American Stock Exchange Savings Institutions Index. Total return assumes the reinvestment of all dividends. The base amount for the Company's common stock is $9.56 per share, which was the closing price on the initial day of trading on March 19, 1999. The initial offering price for the Company's common stock was $10.00 per share.

                [GRAPH OF WORONOCO BANCORP, INC. APPEARS HERE]


                                                                         Period Ended
                                                     ------------------------------------------------
                                                       3/19/99      6/30/99       9/30/99    12/31/99
                                                     ----------   ----------   ----------  ----------
Woronoco Bancorp, Inc................................  $100.00      $104.58      $106.33     $101.74
The American Stock Exchange Index....................   100.00       112.62       109.18      124.73
AMEX Savings Institutions Index......................   100.00       102.28        98.34       95.56

--------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 1999, with the exception of the purchase of 1,000 shares of Mr. Aiken in the open market in November 1999, which was reported in February 2000.

--------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1999, the Bank had $969,500 of loans to executive officers and directors. All of the Bank's loans to executive officers and directors were made by the Bank in the ordinary course of business with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

--------------------------------------------------------------------------------

              PROPOSAL 2.  RATIFICATION OF THE AMENDMENTS TO THE
            WORONOCO BANCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

     The Board of Directors of the Company is presenting certain amendments to the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan to stockholders for ratification. Stockholders originally approved the Incentive Plan on October 6, 1999. The Board of Directors of the Company approved the amendments to the Incentive Plan on February 16, 2000. The Incentive Plan was amended primarily in two respects. First, the amendments clarify that the Company may accelerate or modify the vesting of restricted stock awards and stock options upon a participant's retirement. Second, the amendments provide for accelerated vesting of outstanding restricted stock awards and stock options upon a change in control of the Bank or the Company. For purposes of the Incentive Plan, a "change in control" of the Bank or the Company generally means an event or circumstance that results in a substantial change in ownership or control of the Bank or the Company. In the most typical circumstance, a change in control of the Bank or the Company will result from an acquisition or merger of the Bank or the Company with another entity in which the Bank or the Company is not the surviving entity. Other circumstances involving a change in control may result from a sale of substantially all the assets of the Bank or the Company, a change in the composition of the Board of Directors following a contested election of Board members or an offer by a third party to purchase in excess of 20% of the Company's outstanding stock. The Company also amended the Incentive Plan for conforming changes. The amendments to the Incentive Plan do not increase the number of shares available for grant under the Incentive Plan, change the eligibility requirements for participation in the Incentive Plan, or otherwise alter the type of grants or existing grants that have been made to the participants of the Incentive Plan. The following is a summary of all material terms of the Incentive Plan. However, shareholders are urged to read carefully the Incentive Plan, as amended, which is attached hereto as Appendix A.

General

     The Incentive Plan authorizes the granting of options to purchase common stock and awards of common stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 14 of the Incentive Plan, to prevent dilution, diminution or enlargement of the rights of the participant, the maximum number of shares available for Awards under the Incentive Plan is 839,840 shares. The maximum number of shares authorized for issuance pursuant to the exercise of stock options which may be granted under the Incentive Plan is 599,886 shares. The maximum number of shares authorized for awards of common stock is 239,954 shares. All officers, other employees and non-employee directors of the Company and its affiliates as well as other advisors or independent contractors to whom the administering committee grants eligibility, are eligible to receive Awards under the Incentive Plan. The Incentive Plan is administered by a committee appointed by the Board of Directors (the "Committee"). Subject to the terms of the Incentive Plan, the Committee interprets the plan and is authorized to make decisions and determinations thereunder. The Committee also determines to whom Awards will be granted, the type and amount of Awards that will be granted and the terms and conditions applicable to such Awards, including conditions related to the Awards vesting or becoming exercisable. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. Any shares subject to an option that expires or otherwise terminates unexercised will again be available for issuance under the Incentive Plan.

     The Incentive Plan authorizes the grant of awards in the form of: (i) options to purchase the Company's common stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options" or "NSOs"; and (iii) restricted stock awards, which provide a grant of common stock that vests over time.

Stock Options

     The Committee has the discretion to award Incentive Stock Options or Non-Statutory Stock Options to employees, while only Non-Statutory Stock Options may be awarded to non-employee directors. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of the grant. The exercise price may be paid in cash or in common stock at the discretion of the Committee. See "Payment Alternatives" and "Method of Option Exercise."

     Termination of Employment or Service. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-Statutory Stock Options. However, unless otherwise determined by the Committee, upon termination of a participant's service for any reason other than death, disability, retirement or termination for cause, the vested Incentive Stock Options and Non-Statutory Stock Options shall be exercisable for a period of three months following termination. In the event of termination for cause, all rights to any stock options granted under the Incentive Plan shall expire immediately upon termination. In the event a participant's service is terminated for death or disability, all stock options held by the participant vest immediately and shall be exercisable for up to one year from the date of such termination of service. The Committee has the discretion to permit the acceleration of the vesting of stock options upon the retirement of a participant, as well. Following retirement, a participant generally has one year to exercise his stock options; provided that Incentive Stock Options not exercised within three months from the participant's retirement date shall not be eligible for incentive treatment for tax purposes.

     Acceleration Upon a Change in Control. As amended, the Incentive Plan also now provides that in the event of a change in control of the Company or the Bank, stock options will immediately become fully vested and shall be exercisable for the term of the stock option regardless of termination of employment or service; provided that Incentive Stock Options not exercised within three months of an individual's termination of employment shall not be eligible for incentive treatment for tax purposes.

Stock Awards

     The Incentive Plan also authorizes the granting of stock awards to employees and directors. The Committee has the authority to determine the amounts of stock awards granted to any individual and the dates on which stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

     When stock awards are distributed (i.e., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Before vesting, recipients of stock awards may direct the voting of shares of common stock granted to them and held in the Incentive Plan Trust. Shares of common stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

     Termination of Employment or Service. Unless otherwise determined by the Committee, upon termination of the services of a stock award recipient for any reason other than death, disability, retirement or termination for cause, all rights in the recipient's unvested stock awards shall be cancelled. In the event of the death or disability of the stock award recipient all unvested stock awards held by such individual will become fully vested. In the event of termination for cause, all unvested stock awards held by an Incentive Plan participant shall be cancelled. In the event of retirement of an Incentive Plan participant, any stock awards in which the participant has not vested as of his retirement date shall be forfeited. However, in the event the Incentive Plan participant is immediately engaged by the Company or the Bank as a consultant, advisor or director, the Committee has the discretion to determine that all unvested stock awards held by the participant will continue to vest in accordance with their original terms.

     Acceleration Upon a Change in Control. As amended, the Incentive Plan now provides that all stock awards immediately vest in the event of a change in control.

Tax Treatment

     The following brief description of the tax consequences of stock option grants and awards under the Incentive Plan is based on federal income tax laws currently in effect and does not purport to be a complete discussion of the federal income tax consequences.

     Stock Options. An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the per share fair market value of the common stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the common stock upon exercise and the exercise price or (ii) the excess of the amount realized upon the disposition and the exercise price. In the case of the exercise of a Non-Statutory Stock Option, an optionee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the per share fair market value of the common stock on the date of exercise. In the event that a Non-Statutory Stock Option is exercised during a period that would subject the optionee to liability under Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under
Section 83(b) of the Code to recognize the income sooner for tax purposes. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     Restricted Stock Awards. A participant who has been awarded restricted stock under the Incentive Plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and also deductible as such by the Company.

     A recipient of a restricted stock award who, with the permission of the Committee, makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Payment

     Any shares of common stock tendered in payment of an obligation arising under the Incentive Plan or applied to any tax withholding amounts shall be valued at the fair market value of the common stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of common stock to satisfy its obligations under the Incentive Plan.

Method of Option Exercise

     The Committee has the sole discretion to determine the form of payment for the exercise of a stock option, including payment of cash, stock or other property, by surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired to pay the purchase price, or through some combination of these methods. The Committee may indicate acceptable forms in each optionee's award agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Committee.

Amendment

     The Board of Directors may generally amend the Incentive Plan in any respect, at any time, subject to certain prohibitions established by law or the terms of the Incentive Plan itself.

Non-transferability

     An award of stock options or stock awards under the Incentive Plan generally shall not be transferable by a participant other than by will or the laws of intestate succession or pursuant to a domestic relations order. However, with consent of the Committee, a participant may permit transferability or assignment of a Non-Statutory Stock Option or stock award for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate, beneficiary of any stock option or stock award which the participant would then be entitled, in the event of the death of the employee.

Adjustments

     In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under the Incentive Plan shall be binding upon any successors or assigns of the Company.

Stockholder Vote

     Stockholders are being requested to ratify all amendments to the Incentive Plan. If stockholders fail to ratify Proposal 2, the Incentive Plan, in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board of Directors. A majority of the votes cast by the stockholders at the Annual Meeting on this proposal is required to ratify the amendments to the Incentive Plan.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the ratification of the amendments to the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE AMENDMENTS TO THE WORONOCO BANCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------

              PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

     The Board of Directors has appointed Wolf & Company, P.C. to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Wolf & Company, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------


     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on February 29, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-K for the fiscal year ended December 31, 1999, as filed with the SEC will be furnished without charge to stockholders as of the close of business on February 29, 2000 upon written request to Terry J. Bennett, Corporate Secretary, Woronoco Bancorp, Inc., 31 Court Street, Westfield, Massachusetts 01085.

--------------------------------------------------------------------------------

                             STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 20, 2000. If such Annual Meeting is held on a date more than 30 calendar days from April 26, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. [S] 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2001 Annual Meeting of Stockholders, the Company would have to receive notice of such business no later than January 26, 2001 assuming the 2001 Annual Meeting is held on April 26, 2001 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Terry J. Bennett
                                             Terry J. Bennett
                                             Corporate Secretary


Westfield, Massachusetts
March 20, 2000

                                                                      Appendix A

                            WORONOCO BANCORP, INC.
                        1999 STOCK-BASED INCENTIVE PLAN
                           (as amended and restated)


1.   DEFINITIONS.

     A. "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d)  "Bank" means Woronoco Savings Bank.

     (e)  "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. (S) 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. (S) 225.41(b) with respect to the Holding Company, as in effect on the date hereof; or (iii) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. (S) 225.11, as in effect on the date hereof except for the Holding Company's acquisition of the Bank; or (iv) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or
(B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j)  "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l)  "Effective Date" means October 6, 1999.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee"s determination of Fair Market Value shall be conclusive and binding on all persons.

     (q)  "Holding Company" means Woronoco Bancorp, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t)  "Option" means an Incentive Stock Option or Non-Statutory Stock
Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an

Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v)  "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

     (x) "Plan" means this Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated.

     (y)  "Retirement" means retirement from employment with the Holding
Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (z)  "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (aa) "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

     (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the individuals who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every

Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS.

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.
     (c)  Stock Awards.

4.   STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 839,840. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options, including Incentive Stock Options, granted under the Plan is 599,886. The maximum number of the shares reserved for Stock Awards is 239,954. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.   ELIGIBILITY.

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Woronoco Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

     (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the

Non-Statutory Stock Option.

     (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (h) Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option regardless of termination of employment or service.

     (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.   INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

     (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation of employment.

     (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

     (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Option regardless of termination of employment. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises Stock Options more than (3) months from the Participant's cessation of employment.

     (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

     (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   STOCK AWARDS.

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (g) Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately vest.

     (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

     (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated, and Award Agreement entered into between the registered owner of such shares and Woronoco Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Woronoco Bancorp, Inc., 31 Court Street, Westfield, Massachusetts 01086-0978."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          If a recipient of a Stock Award is subject to the provisions of
          Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust Agreement.

     (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.   PERFORMANCE AWARDS.

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions :

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.  DEFERRED PAYMENTS.

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.  METHOD OF EXERCISE OF OPTIONS.

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.  RIGHTS OF PARTICIPANTS.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.  DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.  TAXES.

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

     (c) The Trustee may deduct from any distribution of shares of Common Stock awarded to an Outside Director under this Plan, sufficient amounts of shares of Common Stock to cover any applicable tax obligations incurred as a result of vesting of the Stock Award.

16.  NOTIFICATION UNDER SECTION 83(b).

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.  AMENDMENT OF THE PLAN AND AWARDS.

     (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.  EFFECTIVE DATE OF PLAN.

     The Board of Directors approved and adopted the Plan with an effective date of October 6, 1999. All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder ratification for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

19.  TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21.  TREATMENT OF AWARDS UPON A CHANGE IN CONTROL.

     In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

          (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan;

          (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Awards granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

          (c) Replace the Awards with an immediate cash payment of equivalent value.

22. COMPLIANCE WITH FDIC AND MASSACHUSETTS COMMISSIONER OF BANKS OF THE COMMONWEALTH OF MASSACHUSETTS CONVERSION REGULATIONS.

     Notwithstanding any other provision contained in this Plan:

     (a) No Options or Stock Awards granted to any individual Employee prior to March 20, 2000, may exceed 25% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

     (b) No Options or Stock Awards granted to any individual Outside Director prior to March 20, 2000, may exceed 5% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

     (c) The aggregate amount of Options or Stock Awards granted to all Outside Directors prior to March 20, 2000, may not exceed 30% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan; and

     (d) No Option granted prior to March 20, 2000, may be granted with an exercise price which is less than the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

                                REVOCABLE PROXY
                            WORONOCO BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                                April 26, 2000
                            10:00 a.m. Eastern Time
                        -------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of Woronoco Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 26, 2000, at 10:00 a.m. local time, at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

               James A. Adams, Francis J. Ehrhardt, Cornelius D. Mahoney and D. Jeffrey Templeton

                                                                       FOR ALL
               FOR                  VOTE WITHHELD                       EXCEPT
               ---                  -------------                       ------

               [_]                      [_]                              [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

         2. The ratification of the amendments to the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan.


                                                                       FOR ALL
               FOR                  VOTE WITHHELD                       EXCEPT
               ---                  -------------                       ------

               [_]                      [_]                              [_]


         3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2000.

                                                                       FOR ALL
               FOR                  VOTE WITHHELD                       EXCEPT
               ---                  -------------                       ------

               [_]                      [_]                              [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.


         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.



                                             Dated:___________________________



                                             --------------------------------
                                             SIGNATURE OF SHAREHOLDER



                                             --------------------------------
                                             SIGNATURE OF CO-HOLDER (IF ANY)


         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 20, 2000 and of the Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         -----------------------------

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.